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                                                                    EXHIBIT 4(b)
                                                            [ZURICH KEMPER LOGO]


KEMPER INVESTORS LIFE INSURANCE COMPANY (KILICO)
1 Kemper Drive, Long Grove, Illinois 60049-0001
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VARIABLE ANNUITY APPLICATION
(FOR INDIVIDUAL AND GROUP PAYROLL DEDUCTION PLANS)     ZURICH PREFERRED ANNUITY
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1. Annuitant Information
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Name of Annuitant
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/ / Male                 / / Female                    SS#
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Date of Birth
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Address
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City               State       Zip
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Email Address
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Daytime Phone
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2. Owner Information
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Please complete this section only if Owner(s) is other
than Proposed Annuitant(s).

Name of Owner
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/ / Male                  / /  Female                    SS#
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Date of Birth
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Address
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City                     State                         Zip
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Email Address
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Daytime Phone
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3. Beneficiary Information
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Please check box next to beneficiary name if the beneficiary is the spouse of the contract owner. (Each designation should equal 100%.)
Use Sec 11 for additional beneficiary(s).

/ / Primary                       %               DOB
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/ / Primary                       %               DOB
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/ / Contingent                    %               DOB
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4. Type of Plan
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/ / Non-Qualified   / / Roth IRA    / / 408(b) IRA      / / Simple IRA
/ / 403             / / 401         / / 457

The annuitant has received, read and understands the IRA Disclosure Statement.
                    Tax Year of Initial Contribution (if you selected either ------------------- an IRA or ROTH IRA).

5. Investment Options
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Total Asset Allocation must             Small/Mid Cap U.S. Stock
equal 100%                              ___% Kemper Small Cap Growth
                                        ___% American Century Value
Large Cap U.S. Stock                    ___% J.P. Morgan Small Company
___% Kemper Growth                      ___% Alger American Small Cap
___% Fidelity VIP Growth                ___% Alger Mid Cap
___% Fidelity VIP Equity-Income         ___% Janus Aspen Series
___% Fidelity VIP II Index 500               Aggressive Growth
___% Fidelity VIP II Contrafund
___% Janus Aspen Series Growth          International Stock
___% Alger American Growth              ___% Janus Aspen Series
___% Scudder Capital Growth                  Worldwide Growth
___% American Century Income            ___% Scudder International
     & Growth
                                        U.S. Broad Fixed Income
                                        ___% Kemper Investment
                                             Grade Bond
                                        ___% Kemper Government
                                             Securities
                                        ___% Scudder Bond

Emerging Markets                        Other
___% Warburg Pincus Emerging            ___%________________________
     Markets                            ___%________________________
                                        ___%________________________
Speciality Stock                        ___%________________________
___% Kemper Technology                  ___%________________________
___% Dreyfus Socially
     Responsible Growth                 MVA Guarantee Period
                                        ($5,000 Min.)
Balanced                                ___%____________________year
___% Kemper Total Return                ___%____________________year
___% Janus Aspen Series Balanced        ___%____________________year
                                        ___%____________________year
Miscellaneous Fixed Income
___% Kemper High Yield                  DCA Account (Complete DCA form)
___% Kemper Money Market                ___%__________________months
                                        ___%__________________months

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6. Automatic Asset Rebalancing
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MVA options excluded. Target allocations listed below should only be used if different from original investment and DCA options.

/ / I elect Automatic Asset Rebalancing (AAR) among the subaccounts listed below:

Every:   / / 1 Month     / / 3 Months      / / 6 Months      / / 12 Months
Beginning:_____________/_____________/_______________

TARGET ALLOCATIONS  TOTAL ASSET ALLOCATION MUST EQUAL 100%.

Large Cap U.S. Stock                         Small/Mid Cap U.S. Stock
___% Kemper Growth                           ___% Kemper Small Cap Growth
___% Fidelity VIP Growth                     ___% American Century Value
___% Fidelity VIP Equity-Income              ___% J.P. Morgan Small Company
___% Fidelity VIP II Index 500               ___% Alger American Small Cap
___% Fidelity VIP II Contrafund              ___% Alger Mid Cap
___% Janus Aspen Series Growth               ___% Janus Aspen Series
___% Alger American Growth                        Aggressive Growth
___% Scudder Capital Growth
___% American Century Income                 International Stock
     & Growth                                ___% Janus Aspen Series
                                                  Worldwide Growth
                                             ___% Scudder International


U.S. Broad Fixed Income                      Balanced
___% Kemper Investment                       ___% Kemper Total Return
     Grade Bond                              ___% Janus Aspen Series Balanced
___% Kemper Government
     Securities                              Miscellaneous Fixed Income
___% Scudder Bond                            ___% Kemper High Yield
                                             ___% Kemper Money Market
Emerging Markets
___% Warburg Pincus Emerging
     Markets

Speciality Stock
___% Kemper Technology
___% Dreyfus Socially
     Responsible Growth

7. Sutiability (must be completed by IBS representatives)
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Income
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Net Worth (exclusive of home)
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Tax Bracket               Number of Dependents
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Risk Factors (check one):
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/ / Conservative       / / Moderate       / / Aggressive       / / Speculative
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Financial Objectives (check one):
/ / Long Term Growth    / / Short Term Growth                / / Income
/ / Tax Advantage       / / Capital Preservation
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Employer Name
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Occupation
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Is the contract owner associated with the NASD?           / / Yes       / / No
If so, how?
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Is the contract owner associated with the broker/dealer?  / / Yes       / / No
If so, how?
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MUST BE COMPLETED BY NON-IBS REPRESENTATIVES:
/ / Suitability information has been obtained and filed with the broker/dealer.

8. Account Access Authorization
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The owner of this contract has access to his/her contract via our interactive voice response system, client services representatives, and our Internet service system. Check all that apply.

/ / I hereby authorize the servicing sales representative to make changes to my account on my behalf without additional written authorization.
/ / I hereby authorize __________________________ to make changes to my account. / / I hereby authorize my spouse ________________ to make changes to my account.

9. Annuitization
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The annuity date will be the annuitant's 95th birthday unless another year is requested here:___________________________________________________________

10. Replacement Compliance
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Is this annuity intended to replace or change any existing life
insurance or annuity?            / / Yes      / / No

11. Special Requests
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12. Contribution Information
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Are you applying for scheduled periodic payments through payroll
deduction?          / /  Yes     / / No

How much will you be contributing each payroll period? $_______________________ Gross Annual Salary $ _________________________________________________________

Employer Contribution (if applicable)
Dollar or % amount each payroll period ________________________________________
Frequency of employer contribution_____________________________________________

13. Signatures
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Receipt is acknowledged of the current prospectus for Kemper Investors Fund and the KILICO Variable Annuity Separate Account. Payments and values provided by the contract, when based on investment experience of the subaccounts, are variable and are not guaranteed as to dollar amount.

/ / If you want a Statement of Additional information, please check here.

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application. By signing this application, I agree to have my prospectus updates, semi-annual and annual reports delivered on a IBM system compatible diskette.

Otherwise, if I do not consent to diskette delivery, I elect one of the following:

/ / I wish to have my prospectus updates, semi-annual and annual reports delivered by e-mail. I understand I may incur on-line charges.
    My e-mail address is:______________________________________________________
    (please inform KILICO of any e-mail address changes.)

/ / I wish to have paper copies of prospectus updates, semi-annual and annual reports mailed to me.

I understand I may revoke my electronic consent at anytime by calling 1-888-477-9700.

Application made at (City)              (State)       (Date)
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Signature of Owner
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14. Agent's Report
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Is the annuity intended to change or replace any existing life
insurance or annuity?         / / Yes      / / No
If yes, please indicate annuity or life insurance below, enter the qualification code and submit any required replacement forms.

/ / Life Insurance   / / Annuity   Qualification Code _________________________

Signature of Agent                           Daytime Phone
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Agent Name                                   Agent Number
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Name and Address of Firm
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City                             State       Zip
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15. Plan Information (to be completed by agent)
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Is this application for an existing ZKL group?
/ / Yes  SUPPLY GROUP NUMBER _____ BILL NUMBER _____
/ / No PLEASE ALSO COMPLETE THE EMPLOYER INFORMATION AND BILLING REQUEST FORM ZKL-6571.